UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of report (Date of earliest event reported): November 9, 2020

ALLISON TRANSMISSION HOLDINGS, INC.

(Exact Name of Registrant as Specified in Charter)

Delaware	001-35456	26-0414014
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

One Allison Way, Indianapolis, Indiana	46222
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (317) 242-5000

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common stock, $0.01 par value	ALSN	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2 of this chapter).

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 7.01	Regulation FD Disclosure.

On November 9, 2020, Allison Transmission Holdings, Inc. (the “Company”) announced that its wholly owned subsidiary, Allison Transmission, Inc. (the “Issuer”), commenced an offering of $1 billion in aggregate principal amount of senior unsecured notes due 2031 (the “Notes”) in a private placement (the “Offering”) exempt from registration under the Securities Act of 1933, as amended (the “Securities Act”), subject to market conditions. The Company also announced that the Issuer is seeking to enter into an amendment to the credit agreement governing its existing senior secured credit facilities pursuant to which, among other things, the Issuer expects to increase the commitments under its existing revolving credit facility to $650 million and extend the maturity date thereof to September 2025 (the “Amendment”). The Issuer intends to use the net proceeds from the Offering, together with cash on hand, to redeem all of its outstanding 5.000% Senior Notes due 2024 (the “2024 Notes”) and to pay related fees and expenses. The closing of the Offering is expected to occur substantially concurrently with, but not conditioned upon, the effectiveness of the Amendment.

The Notes will be guaranteed by each of the Issuer’s existing and future domestic subsidiaries that is a borrower under or that guarantees obligations under the Issuer’s senior secured credit facilities, subject to certain exceptions. On the issue date, it is expected that none of the Issuer’s domestic subsidiaries will guarantee its obligations under the senior secured credit facilities, and therefore none of the Issuer’s domestic subsidiaries will initially guarantee the Notes. A copy of the press release is attached hereto as Exhibit 99.1 to this Current Report on Form 8-K and is incorporated by reference herein. The foregoing description does not purport to be complete and is qualified in its entirety by reference to such Exhibit.

This Current Report is for information purposes only and is not a notice of redemption under the indenture governing the 2024 Notes or an offer to sell or the solicitation of an offer to buy any security. The Notes will not be registered under the Securities Act and may not be offered or sold in the United States absent registration or an applicable exemption from the registration requirements.

Cautionary Note Regarding Forward-Looking Statements

This Current Report contains forward-looking statements. All statements other than statements of historical fact contained in this current report are forward-looking statements, including all statements regarding the Offering, the redemption of the 2024 Notes, the Amendment or future financial results. In some cases, you can identify forward-looking statements by terminology such as “may,” “will,” “should,” “expect,” “plans,” “project,” “anticipate,” “believe,” “estimate,” “predict,” “intend,” “forecast,” “could,” “potential,” “continue” or the negative of these terms or other similar terms or phrases. Forward-looking statements are not guarantees of future performance and involve known and unknown risks. Factors which may cause the actual results to differ materially from those anticipated at the time the forward-looking statements are made include, but are not limited to: risks related to the Offering and the Amendment, including that such transactions may not occur; the duration and spread of the COVID-19 outbreak, mitigating efforts deployed by government agencies and the public at large, and the overall impact from such outbreak on economic conditions, financial market volatility and our business, including but not limited to the operations of our manufacturing and other facilities, our supply chain, our distribution processes and demand for our products and the corresponding impacts to our net sales and cash flow; risks related to our substantial indebtedness; our participation in markets that are competitive; the highly cyclical industries in which certain of our end users operate; uncertainty in the global regulatory and business environments in which we operate; our ability to prepare for, respond to and successfully achieve our objectives relating to technological and market developments, competitive threats and changing customer needs, including with respect to electric hybrid and fully electric commercial vehicles; our ability to identify, consummate and effectively integrate acquisitions; the concentration of our net sales in our top five customers and the loss of any one of these; the failure of markets outside North America to increase adoption of fully-automatic transmissions; the success of our research and development efforts, the outcome of which is uncertain; U.S. and foreign defense spending; general economic and industry conditions; increases in cost, disruption of supply or shortage of raw materials or components used in our products; the discovery of defects in our products, resulting in delays in new model launches, recall campaigns and/or increased warranty costs and reduction in future sales or damage to our brand and reputation; risks associated with our international operations, including increased trade protectionism; labor strikes, work stoppages or similar labor disputes, which could significantly disrupt our operations or those of our principal customers; our intention to pay dividends and repurchase shares of our common stock and other risks and uncertainties associated with our business described in our Annual Report on Form 10-K, Quarterly Reports on Form 10-Q and Current Reports on Form 8-K. Although we believe the expectations reflected in such forward-looking statements are based upon reasonable assumptions, we can give no assurance that the expectations will be attained or that any deviation will not be material. All information is as of the date of this Current Report, and we undertake no obligation to update any forward-looking statement to conform the statement to actual results or changes in expectations.

The information furnished with this Current Report, including Exhibit 99.1, shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liabilities of that section, nor shall it be deemed incorporated by reference into any other filing under the Securities Act, except as expressly set forth by specific reference in such a filing.

Item 9.01	Financial Statements and Exhibits.

(d) Exhibits.

Exhibit Number	Description

99.1	Allison Transmission Holdings, Inc. press release, dated November 9, 2020.

104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Allison Transmission Holdings, Inc.

Date: November 9, 2020	By:	/s/ Eric C. Scroggins
	Name:	Eric C. Scroggins
	Title:	Vice President, General Counsel and Secretary